UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2014

FULTON FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 717-291-2411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

Three banking subsidiaries of Fulton Financial Corporation (the “Corporation”) recently consented to the issuance of enforcement orders by their primary Federal bank regulatory agency, the Office of the Comptroller of the Currency (the “OCC”) relating to identified deficiencies in a centralized Bank Secrecy Act and anti-money laundering compliance program (the “BSA/AML Compliance Program”), which was designed to comply with the requirements of the Bank Secrecy Act, the USA Patriot Act of 2001 and related anti-money laundering regulations (collectively, the “BSA/AML Requirements”).

Specifically, Fulton Bank, N.A. (“Fulton”), Swineford National Bank (“Swineford”) and FNB Bank, N.A. (“FNB”), all wholly-owned subsidiaries of the Corporation, have each entered into a Stipulation and Consent to the Issuance of a Consent Order with the OCC, consenting to the issuance by the OCC of a Consent Order (collectively, together with each Stipulation and Consent to the Issuance of a Consent Order, the “Consent Orders”). The Consent Orders were issued on July 14, 2014.

The Consent Orders require, among other things, that Fulton, Swineford and FNB review, assess and take actions to strengthen and enhance the BSA/AML Compliance Program, including elements of the BSA/AML Compliance Program relating to: internal controls designed to ensure compliance with the BSA/AML Requirements; the periodic risk assessment process relating to the BSA/AML Requirements; customer due diligence procedures; enhanced due diligence procedures for higher-risk customers; procedures for monitoring for, identifying, investigating and reporting suspicious activity, or known or suspected violations of law; the qualifications and sufficiency of staff responsible for carrying out the BSA/AML Compliance Program; and training related to the BSA/AML Requirements.

Prior to January 2014, the BSA/AML Compliance Program was primarily operated by Fulton for the joint benefit of the Corporation’s subsidiary banks. In January 2014, primary responsibility for management and execution of the BSA/AML Compliance Program was transferred from Fulton to the Corporation, but continued to be operated for the benefit of the Corporation’s subsidiary banks.

The Corporation and its wholly-owned subsidiary, Lafayette Ambassador Bank (“Lafayette”), anticipate that they will enter into a consent cease and desist order (the “Cease and Desist Order”) with their primary Federal bank regulatory agency, the Board of Governors of the Federal Reserve System, in the near future. It is anticipated that the Cease and Desist Order will require the Corporation and Lafayette to strengthen the BSA/AML Compliance Program and will impose requirements similar to those set forth in the Consent Orders. Further, because the Consent Orders and the anticipated Cease and Desist Order relate to the BSA/AML Compliance Program, which is operated jointly for all of the Corporation’s subsidiary banks, the Corporation anticipates that one or more of the Corporation’s other subsidiary banks may also become the subject or subjects of a regulatory enforcement action related to the BSA/AML Requirements, and the provisions of any such enforcement action may differ from those of the Consent Orders.

The Corporation and its subsidiary banks have devoted significant time and resources toward the improvement of the BSA/AML Compliance Program and remediation of deficiencies specified in the Consent Orders, including the addition of personnel and retention of third-party consultants that specialize in strengthening compliance programs addressing the BSA/AML Requirements. As a result of these efforts, a number of advancements toward remediation of the deficiencies specified in the Consent Orders have been made:

•	Enterprise-wide risk assessments related to the BSA/AML Requirements completed for 2013 and 2014 were significantly enhanced, compared to those completed in prior years;

•	Higher-risk customer data analysis and due diligence processes have been enhanced and additional analyses performed;

•	Processes for monitoring for, detecting, investigating and reporting suspicious activity have been significantly enhanced with the hiring of additional experienced personnel and other process improvements;

•	BSA training across the organization, overall and by job function, was significantly expanded;

•	The total number of personnel responsible for the management and execution of the BSA/AML Compliance Program has increased by almost fourfold since the beginning of 2012;

•	The skill level of the personnel responsible for the management and execution of the BSA/AML Compliance Program has been enhanced and training has been improved; and

•	Outside consultants were engaged over the last 24 months to support efforts to strengthen the overall BSA/AML Compliance Program, or to review and validate certain components of the BSA/AML Compliance Program.

Expenses related to these efforts have been reflected in non-interest expense in prior periods, as they have been incurred. Management is keenly focused on this matter and intends to continue to work to accelerate and complete its remediation efforts. While substantial expenditures have previously been made, additional expenses and investments will be required as the Corporation further expands its hiring of personnel and use of outside professionals, such as consulting and legal services, and possibly for capital investments in operating systems to strengthen and support the BSA/AML Compliance Program, as well as the Corporation’s broader compliance and risk management infrastructures. The expense and capital investment associated with all of these efforts, including in connection with the Consent Orders, the anticipated Cease and Desist Order and the anticipated enforcement action or actions involving the Corporation’s other subsidiary banks, could have a material adverse effect on the Corporation’s results of operations in future periods.

In addition, the Consent Orders, the anticipated Cease and Desist Order and other anticipated enforcement action or actions impose certain restrictions on expansion activities of the Corporation and its subsidiary banks. Further, any failure to comply with the requirements of any of these enforcement actions involving the Corporation or its subsidiary banks could result in further enforcement actions, the imposition of material restrictions on the activities of the Corporation or its subsidiary banks, or the assessment of fines or penalties.

This Current Report on Form 8-K contains forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements.

A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2013, and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The foregoing descriptions of the Consent Orders are qualified in their entirety by reference to the full text of the Consent Orders, copies of which are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6, and are incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Fulton Bank, N.A. Consent Order, dated July 14, 2014, issued by the Office of the Comptroller of the Currency.

99.2	Stipulation and Consent to the Issuance of a Consent Order, dated July 14, 2014, between the Office of the Comptroller of the Currency and Fulton Bank, N.A.

99.3	Swineford National Bank Consent Order, dated July 14, 2014, issued by the Office of the Comptroller of the Currency.

99.4	Stipulation and Consent to the Issuance of a Consent Order, dated July 14, 2014, between the Office of the Comptroller of the Currency and Swineford National Bank.

99.5	FNB Bank, N.A. Consent Order, dated July 14, 2014, issued by the Office of the Comptroller of the Currency.

99.6	Stipulation and Consent to the Issuance of a Consent Order, dated July 14, 2014, between the Office of the Comptroller of the Currency and FNB Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2014	FULTON FINANCIAL CORPORATION

	By:	/s/ Daniel R. Stolzer
Daniel R. Stolzer
Executive Vice President and General Counsel